Goldman Sachs US Financial Services Conference December 8, 2010 Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.
For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. All of the foregoing may have significant effects on
Regions and the financial services industry, the exact nature of which cannot be determined at this time.
› The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions’ ability to attract and retain talented executives and associates.
› Possible additional loan losses, impairment of goodwill and other intangibles, and valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts and hurricanes, and the effects of the Gulf of Mexico oil spill.
› Regions’ ability to maintain favorable ratings from rating agencies.
› Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment in TARP.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in
Regions’ Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the quarters ended September 30, 2010, June 30, 2010 and March 31, 2010, as on file with the
Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Our primary focus is returning
to sustainable profitability
through disciplined execution
of our strategic priorities
Our primary focus is returning
to sustainable profitability
through disciplined execution
of our strategic priorities

Why Regions?
Strong Southeastern franchise with comprehensive line
of business offerings
Solid core business performance
Aggressively identifying and disposing of problem
assets
Capital and liquidity remain solid

REGIONS

Iowa
Illinois
Indiana
Missouri
Kentucky
Virginia
Arkansas
Tennessee
North Carolina
Mississ
South Carolina
Georgia
Alabama
Texas
Louisiana
Florida

Strong Southeastern Franchise
Ranked 5
th
or Better in Market Share
Targeted Growth Areas
Headquarters            Birmingham, AL
Associates 27,898
Branches 1,774
Morgan Keegan Offices 329
Regions Insurance Offices             30
ATMs 2,150
Deposits $95 Billion
Loans $84 Billion
Projected population growth for
Regions footprint is above US
average growth
Operate on one fully integrated
technology platform
# 1 Market Share in Alabama,
Tennessee and Mississippi

Diversified Offerings

- Deposits
- Mortgage
- Consumer Lending
- Insurance
- Credit/Debit Cards

Multi Channel Delivery

- Branches
- On-line Banking
- Mobile Banking
- Telebanking
- ATMs

Consumer Services 5

REGIONS

Business Segments

Relationship Managed

Product Groups

Business Services
Middle Market
Small Business
Real Estate
Treasury
Management
Capital
Markets /
Syndications
Equipment
Finance
Commercial Real Estate
Affordable Housing
Homebuilders
Real Estate Corporate Banking
Specialized Groups
Public, Institutional, Not for profit; Healthcare;
Transportation; Franchise Restaurant; Energy;
Regions Business Capital
Core Middle Market
Sales > $20 Million
Branches
Business Banking (Metro Markets)
Sales  $2 - $20 Million
Community Banking
Sales  > $2 Million
Sales < $2 Million

Morgan Keegan
Private Client Group
Fixed Income Capital
Markets
Equity Capital Markets
Municipal Finance, M&A
Equity Research,  Institutional
Sales & Trading
Credit Products (including
Securities Based Lending),
Wealth Solutions
Personal & Institutional Trust,
Timber Management
Public Offerings, Corporate Debt
Institutional Sales & Trading,
Fixed Income Research
Retail Brokerage
Investment Banking
Regions Morgan Keegan
Trust
Regions Private Banking

Loyalty Score
(Gallup)
70%
65%
60%
55%
50%
45%

Branch Customer Experience
(Gallup)
90%
85%
80%
75%
70%
65%

Excellent Service Quality is the
Foundation for Growth
Regions Ranked in Top 10% for
Customer Loyalty
Regions Ranked in top 20% for
Branch Service Quality
Excellent - Gallup 90th percentile
Good - Gallup 75th percentile
Average - Gallup 50th percentile
Excellent - Gallup 90th percentile
Average - Gallup 50th percentile
Good - Gallup 75th percentile
1Q08 2Q09 2Q10 1Q08 2Q09
2Q10

Strong Low-Cost Deposit Growth
While Driving Lower Deposit Costs

$62.2 B
$69.9 B
$55
$60
$65
$70
$75
3Q09 3Q10
Average Low Cost Deposits
$7.7 Billion YOY Growth
126 bps
70 bps
0 bps
20 bps
40 bps
60 bps
80 bps
100 bps
120 bps
140 bps
3Q09 3Q10
Deposit Costs
Improved 56 bps

3Q09
Time Deposits $32.6 B 34%
Low Cost Deposits $62.2 B 66%
3Q10
Time Deposits $25.2 B 26%
Low Cost Deposits $69.9 B 74%

Reduced Average Time Deposit mix from 34% in 3Q09 to 26% in 3Q10 Grew Low-Cost Deposits 12.4% year-over-year Improved Deposit Mix 10 Average Deposits $94.8 B Average Deposits $95.1 B

Regions

Checking Account Production

1,008,136
761,901
as of 3Q
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
203,576
4Q
210,173
3Q
185,703
2Q
198,874
1Q
246,204
4Q
270,529
248,251
243,152
273,657
240,162
248,082
2008
2009
2010

Disciplined Focus on New Checking
Account Growth
On track to open 1 Million
New Checking Accounts
in 2010
Account structure that
provides quality products
and services that
customers value and at
the same time fairly
compensates Regions
Net New Account Growth
could slow as we migrate
to fee generating
accounts
3Q
2Q
1Q

1Q
2Q
3Q
798,326

Consumer Loan Production Improving

1,793
2,401
2,981
1Q10
2Q10
3Q10

45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
$ in billions
3.8
3.7
15.6
15.5
1.8
1.0
5.0
2.5
0.7
0.2
3.9
2.8
2.8
2.9
14.5
15.7
Q309
Paydowns/COs
Production
Q310
Mortgage
H/E
Branch SB
Other

Consumer Loan Production Improving;
However Consumers Continue to De-Leverage
Mortgage Production remains
strong – on track for second best
year in terms of Mortgage
Production
New Consumer Loan Production
volumes are improving in Branch
Small Business, Direct and Indirect
Auto
Consumers De-Leveraging
continues to outpace Loan
Production
Consumer Confidence and
Unemployment need to improve
before robust loan growth is
achieved

$38.6 ($10.3) $7.6 $35.9

REGIONS

Small Business 40%
Commercial Real Estate 20%
Middle Market 40%
39%
61%
Business & Community Relationship Managed
Branch Small Business
6%
4%
10%
13%
67%
Core Middle Market
Public, Institutional, Not For Profit
Specialized Industries
Regions Business Capital
Regions Equipment Finance

Business Services Revenue is
Well-Diversified
Middle Market
C&I
Specialized Groups
Commercial Real Estate
Professional income
property developers,
owners and
operators
Public real
estate companies
Homebuilders
Affordable
housing tax credits
Small Business
Business Banking (Metro Markets)
Community Banking
Branch Small Business

2010 Commercial & Owner Occupied Real Estate Loan Growth
600
400
200
0
(200)
(400)
(600)
$ in millions
(327)
(179)
(124)
(112)
405
(142)
03/31/10 vs. 12/31/09
06/30/10 vs. 03/31/10
09/30/10 vs. 06/30/10
Commercial
Owner Occupied Real Estate

Branch Small Business Loan Production % Growth
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
30%
43%
23%
1Q10 vs. 4Q09
2Q10 vs. 1Q10
3Q10 vs. 2Q10

We Are Growing Commercial Loans 14

$ in millions
$880
$870
$860
$850
$840
$830
$820
3.00%
2.95%
2.90%
2.85%
2.80%
2.75%
2.70%
$853
$857
$839
$863
$876
3Q09
4Q09
1Q10
2Q10
3Q10
Net Interest Income (FTE)
Net Interst Margin

Net interest margin climbed
9bps linked quarter; up 24 bps
year-to-date
Repricing opportunity remains
with over $11.4 billion of CD’s
maturing over the next 9 months
at an average rate of 2.10%
Steady loan yields despite
declining market rates
Hedges in place through end of
2012 to protect net interest
income in a prolonged low-rate
environment
Net Interest Income Improves
Despite Decline in Earning Assets

NSF/OD Income Impacted by Reg E

$700
$600
$500
$400
$300
$200
$100
$ in millions
$605 M
$545 M
2009
2010

$3.1M
$8.8M
$5.4M
$9.8M
$5.4M–
$11.6M
1Q10 2Q10 3Q10
Migration to Accounts Generating both customer value
and fees for Regions
Overdraft Protection Monthly Maintenance Fee
$79M
$87M
$88M
1Q10 2Q10 3Q10
Debit Card Interchange Growing Driven by Account
Growth and Usage Trends
Growth of Fee Income and Debit Card
Interchange Offsets Reg E Impact

Strengthened Our Core Franchise
Through Productivity & Efficiency Initiatives
*Non-GAAP; refer to Appendix for Non-GAAP reconciliation

($ in millions)
2007 2008 2009
Sep YTD
2010
Branches 1,965 1,900 1,895 1,774
Reduced branch count by 10%
since 2007
Headcount 33,161 30,784 28,509 27,898
Headcount declined 5,263 or
16%
Total
Expenses
$4,660 $10,792 $4,751 $3,719
Adjusted
Expenses*
$4,246 $4,448 $4,559 $3,456
Expenses continue to be
impacted by recession-related
expenses, including higher legal
and professional fees and
elevated FDIC expenses
Credit-related
expenses
$153 $282 $424 $312
Credit-related costs should
subside as the economy
recovers

Disposed of Over $5 Billion in
Problem Assets in Past 24 Months
$62
$57
$65
$111
$128
$102
$171
$196
$214
$24
$15
$170
$265
$388
$371
$422
$57
$56
$67
$72
$117
$112
$78
$91
$706
$91
$134
$201
$133
$87
$159
$332
$0
$300
$600
$900
$1,200
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
OREO Sales Problem Loan Sales Held for Sale Transfer to HFS
$228
$281
$554
$643
$1,039
Note: Dispositions include loans sold or moved to held for sale. The 09/30/10 balance in held for sale was $393MM.
$689
$779
$1,041
Problem Asset Dispositions

$25.8
$17.5
$30
$25
$20
$15
$10
$5
$0
$ in billions
4Q06
3Q10
Mortgage
Construction

$7
$6
$5
$4
$3
$2
$1
$0
$ in billions
$6.3
$1.9
$2.3
$0.4
$5.0
$1.4
Land
Condo
Single Family
4Q06
3Q10

Total Investor Real Estate Higher Risk Investor Real Estate Segments 19 Higher Risk Portfolio Segments Significantly Reduced

Percentage of Non-Performing
Loans Paying as Agreed
Business Services Gross Additions
which remained at quarter end
Total Business Services NPLs
as of 09/30/10

0%
20%
40%
60%
80%
100%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Balances that are Current Balances 30+ DPD
7% 15% 21% 23% 28% 24% 36%
$0.1B
$1.4B
$0.4B
$2.1B
$0.6B
$2.4B
$0.8B
$2.5B
$1.0B
$2.5B
$0.8B
$2.4B
$1.1B
$2.0B
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
0%
20%
40%
60%
80%
100%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Balances that are Current Balances 30+ DPD Gross NPL Migration
7% 23% 38%
33% 45% 36% 62%
$ millions

$372
$377
$385
$333
$348
$180
$200
$205
$186
$178
$128
$115
$110
$132
$233
$71
$76
$58
$36
$70
$0
$250
$500
$750
$1,000
3Q09 4Q09 1Q10 2Q10 3Q10
Business Services Consumer Sales/Transfer to HFS Costs other than Charge Offs
$751
$768
$758
$687
Higher Loan Charge-Offs Reflect
Asset Dispositions

$829

$ billions

30-89 Days
90+ Days
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.8
$1.9
$0.6
$1.7
$0.6
$1.5
$0.7
$1.5
$0.7
$1.4
$0.6
$1.2
$0.6
$1.2
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Non-Performing Assets and
Delinquencies Declining
Non-Performing Assets
(excludes loans held for sale)
Accruing Loans Past Due

$1.9
$3.1
$3.7
$4.1
$4.3
$4.0
$3.8
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

12.2%
11.5%
11.7%
12.0%
12.1%
7.9%
7.1%
7.1%
7.7%
7.6%
3Q09
4Q09
1Q10
2Q10
3Q10
Tier 1 Common
Tier 1

Solid Capital; Currently above proposed Basel minimum ratios 23 Basel Tier 1 Min Basel T1C Min

Low Cost
Deposits
46%
Low Cost
Deposits
56%
Low Cost
Deposits
61%
Other Customer
Deposits
26%
Other Customer
Deposits
26%
Other Customer
Deposits
23%
Wholesale
Funding
29%
Wholesale
Funding
18%
Wholesale
Funding
16%
Dec '08 Dec '09 Sept '10
Liquidity Sources
Loan to Deposit Ratio
107%
92%
89%

Parent Company and Bank Debt Maturity Schedule

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$ in millions
$1,500
$500
$2,000
$1,000
$950
$500
$250
$700
$350
$500
2010
2011
2012
2013
2014
2015
Parent Company
Bank

Strong Liquidity
›
Liquidity policy is to maintain a sufficient
level of funding to meet projected cash
needs at the parent company for 24
months
›
$4.5B Parent Company Cash at 9/30/10;
$2.5B of parent company maturities in
the next 24 months
›
Bank TLGP maturities $3.5B ($1.5B
4Q10 & $2B 4Q11)
›
$23.6B high quality securities portfolio of
over 95% agency securities
›
Regions is well positioned with respect
to the Liquidity Coverage Ratio
prescribed under Basel III
$2,000
$3,000
$950
$750
$700
$850

Impact from Regulatory
Reform and Basel Proposal
Issue Impact to Regions
Regulation E Impact from Reg E to be less than originally forecasted due to better than expected customer response to opting-in to program
Original forecast for 2 half of 2010: $72 million
New forecast: $50 - 60 million
Durbin Amendment Lacking complete visibility as rules not finalized
Product changes to partially offset total impact
Collins Amendment Minimal impact to Regions. Trust Preferred securities only $846 million or
87 bps of Tier 1 capital
Other – Impact to
Morgan Keegan
Minimal impact to Morgan Keegan
No proprietary trading desk
Minimal trading derivatives income
Minimal exposure to private equity/hedge funds
Basel III Minimal impact to Regions. Both Tier 1 common and Tier 1 are above the 7%
and 8.5% minimum ratios
Well positioned with respect to the Liquidity Coverage Ratio nd

Why Regions?

Strong Southeastern franchise with comprehensive line
of business offerings
Solid core business performance
Aggressively identifying and disposing of problem
assets
Capital and liquidity remain solid

($ in millions)	**2007**	**2008**	**2009**	**Sep YTD 2010**
Total Non-Interest Expenses (GAAP)	$ 4,660	$ 10,792	$ 4,751	$ 3,719
Adjustments:				
Goodwill impairment charge		6,000		
Regulatory settlement charge				200
Merger-related charges	351	201		
FDIC Special Assessment			64	
Other-than-temporary impairment expense	6	22	75	2
MSR impairment	6	85		
Loss on early extinguishment of debt		65		53
Branch consolidation charges			53	8
VISA settlement	51	(29)	-	-
Adjusted Non-Interest Expenses (non-GAAP)	$ 4,246	$ 4,448	$ 4,559	$ 3,456

Appendix Note: The following table illustrates the method of calculating the Non-GAAP financial measures used in this slide presentation: